Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 3, dated as of October 5, 2018 (this “Amendment”), by and among TERRAFORM POWER OPERATING, LLC a Delaware limited liability company (the “Borrower”), TERRAFORM POWER, LLC, a Delaware limited liability company (“Holdings”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors, and HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent (together with its permitted successors in such capacity, the “Administrative Agent”) and as Collateral Agent (together with its permitted successors in such capacity, the “Collateral Agent”), HSBC BANK CANADA, BANK OF MONTREAL, THE BANK OF NOVA SCOTIA, NATIXIS SECURITIES AMERICAS LLC, RBC CAPITAL MARKETS1 and SUMITOMO MITSUI BANKING CORPORATION, as joint lead arrangers and joint bookrunners (the “Arrangers”), and each SPECIFIED REFINANCING REVOLVING LENDER party hereto, to the Credit and Guaranty Agreement, dated as of October 17, 2017, by and among the Borrower, Holdings, the Guarantors party thereto, the Administrative Agent and the Arrangers (as amended by the First Amendment to Credit and Guaranty Agreement, dated as of November 6, 2017, the Joinder Agreement, dated as of February 6, 2018, and the Joinder and Second Amendment to Credit and Guaranty Agreement, dated as of April 27, 2018, and as further amended, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein;

WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Borrower may obtain Refinancing Revolving Commitments in order to replace the entire outstanding amount of the Revolving Commitments (the “Existing Revolving Commitments”, and the loans thereunder, the “Existing Revolving Loans”) outstanding under the Credit Agreement immediately prior to the Amendment No. 3 Effective Date (as defined below) by, among other things, entering into this Amendment pursuant to the terms and conditions of the Credit Agreement with Revolving Lenders and Additional Refinancing Lenders agreeing to provide such Refinancing Revolving Commitments (each such Revolving Lender and Additional Refinancing Lenders agreeing to provide Refinancing Revolving Commitments and any assignees thereof are referred to herein as the “Specified Refinancing Revolving Lenders”);

WHEREAS, the Borrower has requested that the Lenders executing this Amendment as Specified Refinancing Revolving Lenders extend credit to the Borrower in the form of Refinancing Revolving Commitments in an aggregate principal amount of $600,000,000 (the “Specified Refinancing Revolving Commitments”; the facility in respect of the Specified Refinancing Revolving Commitments, the “Specified Refinancing Revolving Facility”);

WHEREAS, each Lender holding Existing Revolving Commitments outstanding immediately prior to the Amendment No. 3 Effective Date that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (an “Amendment No. 3 Consent”) shall be deemed, upon effectiveness of this Amendment, to have consented to (x) the amendments to the Credit Agreement set forth herein and (y) the continuation of all (or such lesser amount as allocated to such Lender by the Amendment No. 3 Arranger (as defined below) and notified to such Lender) of its Existing Revolving Commitments (and any outstanding Revolving Loans made in respect of such Existing Revolving Commitments) as Specified Refinancing Revolving Commitments (and any loans made in respect of such Specified Refinancing Revolving Commitments (“Specified Refinancing Revolving Loans”)) (such Existing Revolving Commitments, the “Continued Revolving Commitments”, such continued Existing Revolving Loans, the “Continued Revolving Loans” and each such Lender, a “Continuing Revolving Lender”) in an aggregate principal amount equal to the aggregate principal amount of such Existing Revolving Commitments so continued (or such lesser amount as allocated to such Lender by the Amendment No. 3 Arranger);

_______________________________

1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

WHEREAS, (i) the Continuing Revolving Lenders are severally willing to continue all (or such lesser amount as allocated to such Lender by the Amendment No. 3 Arranger and notified to such Lender) of their Existing Revolving Commitments as Specified Refinancing Revolving Commitments and (ii) the Specified Refinancing Revolving Lenders are willing to provide the Specified Refinancing Revolving Commitments to the Borrower on the Amendment No. 3 Effective Date, subject to the terms and conditions set forth in this Agreement; and

WHEREAS, HSBC BANK USA, NATIONAL ASSOCIATION (acting through such of its affiliates or branches as it deems appropriate) has been appointed as the Amendment No. 3 Arranger and is acting as joint lead arranger and joint bookrunner for this Amendment (in such capacity, the “Amendment No. 3 Arranger”).

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Amendments, Refinancing Revolving Loans and Refinancing Revolving Commitments

Section 1.1.           Specified Refinancing Revolving Commitments. Each Specified Refinancing Revolving Lender hereby agrees to provide Specified Refinancing Revolving Commitments in the aggregate principal amount specified opposite its name on Annex I attached hereto on the Amendment No. 3 Effective Date. Pursuant to Section 2.25 of the Credit Agreement, the Specified Refinancing Revolving Commitments and related Specified Refinancing Revolving Loans shall have the terms set forth in this Amendment and in the Amended Credit Agreement.

Section 1.2.           Use of Proceeds. The proceeds of the Specified Refinancing Revolving Loans will be used for general corporate purposes of the Borrower, including, on the Amendment No. 3 Effective Date, to repay all Revolving Loans outstanding immediately prior to the Amendment No. 3 Effective Date.

Section 1.3.           Continuation of Continued Revolving Loans. The continuation of Continued Revolving Loans may be implemented pursuant to other procedures specified by the Amendment No. 3 Arranger (in consultation with the Borrower), including (i) by repayment of Continued Revolving Loans of a Continuing Revolving Lender from the proceeds of Specified Refinancing Revolving Loans followed by a subsequent assignment to it of Specified Refinancing Revolving Loans in the same amount or (ii) by each Continuing Revolving Lender converting all (or such lesser amount as allocated to such Lender by the Amendment No. 3 Arranger and notified to such Lender) of its Existing Revolving Loans to Specified Refinancing Revolving Loans in a principal amount equal to such Existing Revolving Loans (or such lesser amount as allocated to such Lender by the Amendment No. 3 Arranger and notified to such Lender) on a cashless basis. Each Continuing Revolving Lender hereby agrees to execute such other documentation as may be required to evidence such Continuing Revolving Lender’s commitment to make such Specified Refinancing Revolving Loans.

Section 1.4.           Amendments. Subject to satisfaction (or waiver) of the conditions set forth in Article III hereof, on the Amendment No. 3 Effective Date, (i) the Specified Refinancing Revolving Loans shall be Refinancing Revolving Loans and Revolving Loans (each under and as defined in the Credit Agreement), (ii) the Specified Refinancing Revolving Commitments shall be Refinancing Revolving Commitments and Revolving Commitments (each under and as defined in the Credit Agreement), (iii) this Amendment shall be a Refinancing Amendment and a Credit Document (each under and as defined in the Credit Agreement) and (iv) the Credit Agreement shall be amended as follows:

(a)                The following defined terms are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of October 5, 2018.

“Amendment No. 3 Arranger” means HSBC BANK USA, NATIONAL ASSOCIATION, as joint lead arranger and joint bookrunner in connection with Amendment No. 3.

“Amendment No. 3 Effective Date” means October 5, 2018, the date of effectiveness of Amendment No. 3.

(b)               The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by deleting the table therein and replacing it with the following:

Leverage Ratio	Applicable Margin for Eurocurrency Rate Loans	Applicable Margin for Base Rate Loans and CPR Loans	Applicable Revolving Commitment Fee Percentage
<3.50:1.00	1.50%	0.50%	0.25%
>3.50:1.00 but < 4.50:1.00	1.75%	0.75%	0.25%
>4.50:100 but < 5.50:1.00	2.00%	1.00%	0.325%
> 5.50:1.00	2.25%	1.25%	0.375%

(c)                The definition of “Credit Document” in Section 1.01 of the Credit Agreement is hereby amended by replacing the word “and” that is immediately before “all” with a comma and inserting the following at the end of the sentence: “Amendment No. 3, and”.

(d)               The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

“Maturity Date” means October 5, 2023.

(e)                Section 2.8(a) of the Credit Agreement is hereby amended by inserting “and in Amendment No. 3” immediately after the language “Except as otherwise set forth herein”.

(f)                Section 2.24 of the Credit Agreement is hereby amended by deleting “$150,000,000” therein and replacing it with “$300,000,000 (including amounts incurred pursuant to the Joinder Agreement, dated as of February 6, 2018, by and among Bank of America, N.A. and Barclays Bank PLC, Borrower, Holdings and certain Subsidiaries of Borrower, as Guarantors, and HSBC USA, as Administrative Agent)”.

Section 1.5.           Fees. The Borrower shall pay to the Administrative Agent, for the account of each Specified Refinancing Revolving Lender, an upfront fee in an aggregate amount equal to 0.35% of each Specified Refinancing Revolving Lender’s allocated Specified Refinancing Revolving Commitment on the Amendment No. 3 Effective Date.

ARTICLE II

Representations and Warranties

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party party hereto represents and warrants to the Administrative Agent, Collateral Agent and the Lenders that:

Section 2.1 Organization; Requisite Power and Authority; Qualification. Each Credit Party and each of the Restricted Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (b) has all requisite power and authority (i) to own and operate its properties, (ii) to carry on its business as now conducted and as proposed to be conducted and (iii) to enter into this Amendment and to carry out the transactions contemplated hereby, and (c) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect.

Section 2.2 Due Authorization. The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of each Credit Party that is a party hereto.

Section 2.3 No Conflict. The execution, delivery and performance by each Credit Party party hereto of this Amendment and the consummation of the transactions contemplated by this Amendment do not (a) violate (i) any provision of any law or any governmental rule or regulation applicable to any Credit Party or any Subsidiary of Holdings except where such violations could not reasonably be expected to have a Material Adverse Effect, (ii) any of the Organizational Documents of Holdings or any of its Subsidiaries, or (iii) any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries except, in this clause (a)(iii), where such violation could not reasonably be expected to have a Material Adverse Effect; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries; or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Amendment No. 3 Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

Section 2.4 Governmental Consents. The execution, delivery and performance by each Credit Party party hereto of this Amendment and the consummation of the transactions contemplated by this Amendment do not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except (a) such as have been obtained or made and are in full force and effect and (b) for filings and recordings with respect to the Collateral.

Section 2.5 Binding Obligation. This Amendment has been duly executed and delivered by each Credit Party that is a party hereto and is the legally valid and binding obligation of each such Credit Party party hereto, enforceable against each such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

ARTICLE III

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 3 Effective Date”) on which the following conditions precedent are satisfied (or waived by the Administrative Agent):

(a)                The Administrative Agent (or its counsel) shall have received from (i)  each Continuing Revolving Lender, (ii) each other Specified Refinancing Revolving Lender (iii) the Administrative Agent and (iv) each Credit Party, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)               The Administrative Agent shall have received (i) such customary resolutions or other action of each Credit Party as the Administrative Agent may reasonably require evidencing the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (ii) with respect to Borrower and Holdings, such documents and certifications (including, without limitation, incumbency certificates, Organizational Documents and, if applicable, good standing certificates) as the Administrative Agent may reasonably require to evidence that each of the Borrower and Holdings is duly organized or formed, and that each of the Borrower and Holdings is validly existing and in good standing and (iii) to the extent applicable in the relevant jurisdiction, bring down good standing certificates of each Credit Party dated as of a recent date.

(c)                Holdings, the Borrower and each of the Subsidiary Guarantors shall have provided the documentation and other information reasonably requested in writing at least ten (10) days prior to the Amendment No. 3 Effective Date by the Specified Refinancing Revolving Lenders as they reasonably determine is required by regulatory authorities in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three (3) Business Days prior to the Amendment No. 3 Effective Date (or such shorter period as the Administrative Agent shall otherwise agree).

(d)               The Borrower shall have paid to the Administrative Agent for the ratable account of the Lenders holding Existing Revolving Loans all accrued and unpaid interest on such Existing Revolving Loans to, but not including, the Amendment No. 3 Effective Date.

(e)                All costs, fees, expenses (including without limitation legal fees and expenses, title premiums, survey charges and recording taxes and fees), in each case solely to the extent required to be paid pursuant to Section 1.5 of this Amendment and Section 10.2 of the Amended Credit Agreement, and other compensation separately agreed in writing to be payable to the Amendment No. 3 Arranger and the Administrative Agent shall have been paid to the extent due (and, in the case of expenses, invoiced in reasonable detail at least two Business Days prior to the Amendment No. 3 Effective Date).

(f)                After giving effect to this Amendment, (A) the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect, (B) the representations and warranties of the Borrower and each other Credit Party contained in Section 4 of the Credit Agreement, Article II hereunder and each other Credit Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and (C) no Default shall have occurred and be continuing, or would result immediately after giving effect to the provisions of this Amendment on the Amendment No. 3 Effective Date that would constitute an Event of Default or a Default. A Responsible Officer of the Borrower shall have delivered a certificate certifying as to the matters set forth in clauses (A), (B) and (C).

(g)               The Administrative Agent shall have received an opinion of Cravath, Swaine & Moore LLP, special New York counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent and the Amendment No. 3 Arranger.

(h)               The aggregate principal amount of the Specified Refinancing Revolving Loans shall not be greater, or less, than the aggregate principal amount of the Existing Revolving Loans.

ARTICLE IV

Miscellaneous

Section 4.1.           Continuing Effect; No Other Amendments or Waivers. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are hereby ratified and affirmed in all respects, are valid and enforceable and shall continue in full force and effect. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Credit Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Credit Documents as in effect prior to the Amendment No. 3 Effective Date. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from after the Amendment No. 3 Effective Date be deemed to refer to the Credit Agreement as amended hereby, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment No. 3 Effective Date, the Amended Credit Agreement.

Section 4.2.           Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.3.           Headings. Section and subsection headings in this Amendment are included herein for convenience only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

Section 4.4.           GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS AMENDMENT (WHETHER IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 4.5.           Jurisdiction; Waiver of Jury Trial. The provisions of Sections 10.15 and 10.16 of the Credit Agreement pertaining to consent to jurisdiction, service of process and waiver of jury trial are hereby incorporated by reference therein, mutatis mutandis.

Section 4.6.           Reaffirmation. Each Credit Party expressly acknowledges that it has reviewed the terms of this Amendment, consents to the amendments to the Credit Agreement effected pursuant to this Amendment and reaffirms, as of the date hereof and on the Amendment No. 3 Effective Date, that its guarantee of the Obligations under the Credit Agreement and its grant of Liens on the Collateral to secure the Obligations pursuant to each Collateral Document to which it is a party, in each case, continues in full force and effect and extends to the obligations of the Credit Parties under the Credit Documents (including the Amended Credit Agreement) subject to any limitations set out in the Amended Credit Agreement and any other Credit Document applicable to that Credit Party. Neither the execution, delivery, performance or effectiveness of this Amendment nor the modification of the Credit Agreement effected pursuant hereto: (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action be taken to perfect or to maintain the perfection of such Liens.

[Signature Pages Follow]

TERRAFORM POWER, LLC
TERRAFORM POWER OPERATING, LLC
SUNEDISON CANADA YIELDCO MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ1 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ2 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ3 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ4 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ6 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ7 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ8 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ9 MASTER HOLDCO, LLC
SUNEDISON YIELDCO ACQ10, LLC
SUNEDISON YIELDCO CHILE MASTER HOLDCO, LLC
SUNEDISON YIELDCO DG MASTER HOLDCO, LLC
SUNEDISON YIELDCO DGS MASTER HOLDCO, LLC
SUNEDISON YIELDCO DG-VIII MASTER HOLDCO, LLC
SUNEDISON YIELDCO ENFINITY MASTER HOLDCO, LLC
SUNEDISON NELLIS MASTER HOLDCO, LLC
SUNEDISON YIELDCO REGULUS MASTER HOLDCO, LLC
SUNEDISON YIELDCO UK HOLDCO 3 MASTER HOLDCO, LLC
SUNEDISON YIELDCO UK HOLDCO 4 MASTER HOLDCO, LLC
TERRAFORM CD ACQ MASTER HOLDCO, LLC
TERRAFORM FIRST WIND ACQ MASTER HOLDCO, LLC
TERRAFORM LPT ACQ MASTER HOLDCO, LLC
TERRAFORM POWER IVS I MASTER HOLDCO, LLC
TERRAFORM REC ACQ MASTER HOLDCO, LLC
TERRAFORM SOLAR MASTER HOLDCO, LLC
TERRAFORM SOLAR XVII ACQ MASTER HOLDCO, LLC
TERRAFORM THOR ACQ MASTER HOLDCO, LLC

By:	/s/ Matthew Berger
Name: Matthew Berger
Title: Authorized Representative

[Signature Page to Amendment No. 3]

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By:	/s/ Keisha McLaughlin
Name: Keisha McLaughlin
Title: AVP

[Signature Page to Amendment No. 3]

EXHIBIT A

IF EXECUTING AS A CONTINUING REVOLVING LENDER: By executing this Amendment No. 3 Consent as a Continuing Revolving Lender, the undersigned agrees (a) to the terms of Amendment No. 3 to Credit and Guaranty Agreement and the Existing Credit Agreement as amended thereby and (b) on the terms and subject to the conditions set forth in Amendment No. 3 to Credit and Guaranty Agreement and the Existing Credit Agreement as amended thereby, to continue all (or such lesser amount as allocated to such Lender by the Amendment No. 3 Arranger and notified to such Lender) of its Existing Revolving Loans as Specified Refinancing Revolving Loans on the Amendment No. 3 Effective Date. The undersigned hereby makes the election to (i) convert all (or such lesser amount as allocated to such Lender by the Amendment No. 3 Arranger and notified to such Lender) of its Existing Revolving Loans into Continued Revolving Loans pursuant to a cashless conversion on the Amendment No. 3 Effective Date or (ii) have its Existing Revolving Loans repaid on the Amendment No. 3 Effective Date and fund in or purchase for cash Continued Revolving Loans pursuant to procedures specified by the Administrative Agent.

☐	OPTION A – Cashless Conversion Election
☐	OPTION B – Cash Funding Election

Principal Amount of Existing Revolving Loans held: $________________________

Signature page to Amendment No. 3 to Credit and Guaranty Agreement dated as of the date first above written

[●], as a Continuing Revolving Lender

By:
Name:
Title:

[For any institution requiring a second signature line:

By:
Name:
Title:]

[Signature Page to Amendment No. 3]

IF EXECUTING AS AN ADDITIONAL REFINANCING LENDER: By executing this Amendment No. 3 Consent, the undersigned Specified Refinancing Revolving Lender hereby consents (a) to the terms of Amendment No. 3 to Credit and Guaranty Agreement and the Existing Credit Agreement as amended thereby and (b) on the terms and subject to the conditions set forth in Amendment No. 3 to Credit and Guaranty Agreement and the Existing Credit Agreement as amended thereby, agrees to be bound as a Specified Refinancing Revolving Lender and hereby agrees to fund Specified Refinancing Revolving Loans in the amount allocated to it by the Amendment No. 3 Arranger and notified to it on or prior to the Amendment No. 3 Effective Date.

Signature page to Amendment No. 3 to Credit and Guaranty Agreement dated as of the date first above written

[●], as an Additional Refinancing Lender

By:
Name:
Title:

[Signature Page to Amendment No. 3]

ANNEX I

Specified Refinancing Revolving Lender	Amount
HSBC Bank Canada	$66,666,666.72
Barclays Bank PLC	$66,666,666.66
Bank of America, N.A.	$66,666,666.66
Bank of Montreal	$66,666,666.66
The Bank of Nova Scotia	$66,666,666.66
Natixis	$66,666,666.66
Royal Bank of Canada	$66,666,666.66
Sumitomo Mitsui Banking Corporation	$66,666,666.66
Wells Fargo Bank, National Association	$66,666,666.66
Total:	$600,000,000.00